UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2002

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

395 Page Mill Road, Palo Alto, California 94306

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 752-5000

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events.

On August 19, 2002, Agilent Technologies, Inc. (the “Company”) announced its results for the three and nine months ended July 31, 2002. A copy of the financial statements of the Company for the three and nine months ended July 31, 2002 is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a)  Exhibits

Exhibit No.	Description

99.1	Financial Statements of the Company for the three and nine months ended July 31, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2002

AGILENT TECHNOLOGIES, INC.

By:	/s/ Marie Oh Huber

Name:	Marie Oh Huber Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Statements of the Company for the three and nine months ended July 31, 2002.